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                                                                    EXHIBIT 99.1

                             GOVERNANCE AGREEMENT

     THIS GOVERNANCE AGREEMENT, dated as of September 26, 1996 (the "AGREEMENT"), is entered into by and among Empresas La Moderna, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("ELM"), and DNAP Holding Corporation (formerly known as Bionova U.S. Inc.), a Delaware corporation (the "COMPANY").

                                  BACKGROUND
                                  ----------

     WHEREAS, the Company, a subsidiary of the Company (the "SUBSIDIARY"), ELM, Bionova, S.A. de C.V. and DNA Plant Technology Corporation ("DNAP") have entered into an Agreement and Plan of Merger, dated as of January 26, 1996, as amended (the "MERGER AGREEMENT"), pursuant to which (i) the Subsidiary is being merged with and into DNAP on the date of this Agreement (the "MERGER"), and (ii) the issued and outstanding shares of capital stock of DNAP (except for shares held by DNAP in its treasury, which shares shall be cancelled) are being converted in the Merger into shares of common stock, $.01 par value, of the Company (the "COMMON STOCK") at various rates provided in the Merger Agreement;

     WHEREAS, the parties to this Agreement recognize the need to protect the public shareholders (because of their status as minority shareholders) of the Company subsequent to the Merger and intend that such shareholders as a group be deemed third-party beneficiaries of this Agreement whose rights will be protected by certain independent directors of the Company;

     WHEREAS, the parties to this Agreement desire to establish certain terms and conditions concerning the corporate governance of the Company including the composition of the board of the Company (the "BOARD"); and

     WHEREAS, the parties to this Agreement also desire to establish certain terms and conditions concerning the acquisition and disposition of securities of the Company by ELM and its affiliates;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, the parties hereto agree as follows:

                        ARTICLE I - BOARD OF DIRECTORS

     1.01 Independent Directors. From and after the effective time of the Merger ("Effective Time") and until this Agreement is terminated in accordance with its terms, the number of directors comprising the Board shall be not less than eleven (subject to the adjustment described below). Of those eleven directors, four directors shall (subject to the adjustment pursuant to (S)1.02 hereof) be independent directors, each of whom shall be deemed independent (each of these four directors being an "INDEPENDENT DIRECTOR") if: (i) other than acting as a director of DNAP at any time or of the Company or a subsidiary of the Company after the date of this Agreement, such director is not an employee or an Affiliate (as defined below) of the Company, ELM or any Affiliate of ELM, and (ii) such director is an "independent director" for purposes of Rule 4460 of the Rules of the Nasdaq Stock Market. "AFFILIATE" means, with respect to any person, any

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other person controlling, controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. Three of the initial Independent Directors shall be current DNAP Independent Directors (the "DNAP INDEPENDENT DIRECTORS") designated by the DNAP board of directors prior to the Merger and one shall be designated by ELM (the "ELM INDEPENDENT DIRECTOR"), with the consent of DNAP, which consent shall not be unreasonably withheld or delayed, prior to the Merger. Notwithstanding the foregoing and any other provision of this Agreement, upon the occurrence of the first DNAP Independent Director to resign or die after the date of this Agreement, the number of Company directors shall be reduced to not less than nine. Of those nine directors, three directors (subject to adjustment pursuant to (S)1.02 hereof) shall be Independent Directors. Under such circumstances, two of such Independent Directors shall be DNAP Independent Directors and one such Independent Director shall be an ELM Independent Director. The reduction from eleven to nine directors as hereinabove provided shall not have the effect of shortening the term of any director in office at the time of such reduction, but such reduction will be effected in connection with the next succeeding annual meeting of Company stockholders.

     1.02 ELM Directors. The other seven (six in the event of a reduction of the type contemplated in (S)1.01) directors shall be designated by ELM and may be Affiliates or employees of either the Company or ELM, but shall not be considered "Independent Directors" for purposes of this Agreement. If the Common Stock beneficially owned, directly or indirectly, by ELM and its Affiliates is 80% or more, ELM may designate nine (seven in the event of a reduction of the type contemplated in (S)1.01) directors, and the number of DNAP Independent Directors shall be reduced to two. All such adjustments are intended to be made at the next annual meeting of the Company after a change in stock ownership.

     1.03 Initial Nomination. In accordance with this Agreement, ELM and DNAP shall designate the eleven director nominees prior to the mailing of the Proxy Statement (as defined in the Merger Agreement), to serve from the Effective Time until the next annual meeting of stockholders of the Company.

     1.04 Continued Independent Director Representation. Each year the proxy statement for the Company's annual meeting as approved by the Board (each an "ANNUAL PROXY STATEMENT") shall include as nominees for election to the Board the Independent Directors who then currently sit on the Board. If any of the DNAP Independent Directors resigns from, or otherwise leaves, the Board, the remaining DNAP Independent Directors shall by majority vote select a replacement Independent Director for the departing DNAP Independent Director, subject to the consent of ELM which shall not be unreasonably withheld or delayed, and upon the receipt of such consent such individual shall immediately assume the remaining term of the departing Independent Director. If the ELM Independent Director resigns, or otherwise leaves, the Board, ELM shall select a replacement Independent Director for the departing ELM Independent Director, subject to the consent of a majority of the DNAP Independent Directors which consent shall not be unreasonably withheld or delayed, and upon the receipt of such consent such individual shall immediately assume the remaining term of the departing ELM Independent Director. To the extent permitted by the certificate of incorporation and the bylaws of the Company, the Board

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shall elect each person so designated or nominated, and shall include such individual in the next Annual Proxy Statement as a nominee for election to the Board. Notwithstanding the foregoing, the Company shall not be required in the Annual Proxy Statement for the Company's 1999 annual meeting of stockholders to include as nominees for election as directors at such meeting any DNAP Independent Directors then in office, which annual meeting shall be held no earlier than May 1, 1999.

     1.05 ELM Vote. Whenever an election of the directors of the Company is held, ELM shall vote, or cause to be voted, all shares of the Common Stock that it directly or indirectly beneficially owns for the incumbent DNAP Independent Directors (and any replacement Independent Director(s) nominated by the Independent Directors). In addition, ELM shall not vote its shares in a manner that contravenes the terms and intentions of this Agreement.

     1.06 Removal of Independent Directors. A DNAP Independent Director may be removed from office only with the unanimous vote of the other DNAP Independent Directors. An ELM Independent Director may be removed from office only with the consent of ELM.

     1.07 Non-Independent Directors. Other than Robert Serenbetz whom ELM shall cause to continue as a director so long as he remains an employee of the Company or any of its Affiliates, ELM (subject to the requirements of (S)1.01 and subject to the adjustment in (S)1.02 (ELM Directors)) and any nominating or proxy committee of the Company shall have the right to designate or nominate any replacement director who is not a DNAP Independent Director at the termination of such director's term or upon death, resignation, retirement, disqualification, removal from office or other cause. To the extent permitted by the certificate of incorporation or bylaws of the Company, the Board shall elect each person so designated or nominated.

     1.08 Committees. Each committee which may be established by the Board (other than a committee of Independent Directors constituted for the purposes of making any determination under the terms of this Agreement or otherwise) shall at all times include at least one DNAP Independent Director (in each case designated by a majority of the Independent Directors), and no action by any such committee shall be valid unless taken at a meeting for which adequate notice has been duly given to or waived by the members of such committee. Any committee member unable to participate in person at any meeting shall be given the opportunity to participate by telephone. Any DNAP Independent Director designated by the Independent Directors to serve on any committee may designate as his or her alternate another DNAP Independent Director.

     1.09 Independent Director Approval Required for Certain Actions. In addition to such other approvals as may be required under applicable law, the approval of a majority of the Independent Directors then in office shall be required to approve any of the following:

     (a) the sale, lease, license, transfer or other disposal of, including any pledge or other grant of a security interest in all or a substantial portion of the business or assets of the Company or any merger or consolidation of any kind involving the Company in one or in a series of transactions. (For purposes of this clause, a "SUBSTANTIAL PORTION OF THE BUSINESS OR ASSETS OF THE COMPANY" shall mean either substantially all of the assets that constitute the assets of DNAP as of the date of this Agreement or a portion of the business or assets of the Company accounting

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for 51% of the consolidated total assets, contribution to net income or revenues of the Company and its subsidiaries taken as a whole, and shall include any intellectual property that is material to the business of the Company and its subsidiaries taken as a whole, and "MATERIAL INTELLECTUAL PROPERTY" shall mean any intellectual property that is required in any process resulting in or independently results in 51% of the revenues of the Company and its subsidiaries taken as a whole);

     (b) any material transaction or activities (including, without limitation, any repurchase, redemption or issuance of any capital stock or equity including any Equity Securities of the Company) by the Company or one of its subsidiaries with or for the benefit of ELM or an ELM Affiliate (other than any benefit that derives as a result of its or its Affiliate's ownership interest in the Company) other than as expressly permitted by the Ancillary Documents (as defined in the Merger Agreement), except that any amendment to the Ancillary Documents or any waiver by the Company of any covenant or other provision under them or the Merger Agreement requires approval under this
(S)1.09. For purposes of this (S)1.09(b) "MATERIAL" transactions and activities shall not include the following so long as the terms thereof are commercially reasonable and entered on terms that are no less favorable than could be obtained in a similar transaction with an independent third party: (i) a transaction or activity, or series of related transactions or activities not involving the repurchase, redemption or issuance of any capital stock or equity including any Equity Security, not reasonably anticipated to result in annual expenditures or annual revenue in excess of $1,000,000 in any of the first five years after such transaction occurs or activity begins; (ii) any renewal on substantially the same terms of an existing agreement other than an Ancillary Agreement or (iii) an inter-company transfer involving the purchase or sale of goods or services available in the ordinary course from third party providers on substantially the same terms. "EQUITY SECURITY" shall mean any (x) voting stock of the Company (other than shares of voting stock not having the right to vote generally in any election of directors of the Company), (y) securities of the Company convertible into or exchangeable for such stock, and (z) options, rights and warrants issued by the Company to acquire such stock;

     (c) the repurchase or redemption of any Equity Securities or other capital stock of the Company, other than redemptions required by the terms thereof and purchases made at fair market value in connection with any deferred compensation plan maintained by the Company;

     (d) the creation of any committee of the Board with power to approve any matter that is the subject of this Agreement;

     (e) a tender offer, directly or indirectly, by ELM for Equity Securities of the Company, as provided in (S)2.01 (Purchase Limitation);

     (f) the amendment or the waiver by the Company of a provision of this Agreement, as provided in (S)6.02 to this Agreement (Amendments; No Waivers);

     (g) any amendment to the certificate of incorporation or bylaws of the Company which would have a direct adverse effect on the rights or protections provided to those holders of Common Stock other than ELM and its Affiliates under this Agreement; or

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     (h)   any attempt to effect or any action that reasonably could be anticipated to result in the delisting or deregistering of the Company's Common Stock from the Nasdaq National Market or from any other national securities exchange on which such Common Stock may then be listed.

     1.10  Indemnification and Insurance for Independent Directors.

     (a) After the Effective Time, ELM shall cause the Company, to the full extent permitted, but subject to the limitations of, applicable law, to indemnify, defend and hold harmless each person who is at any time after the date of this agreement an Independent Director (for the purposes of this section, the "INDEMNIFIED PARTIES") against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the Company (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was after the Effective Time an Independent Director ("INDEMNIFIED LIABILITIES") including, without limitation, all losses, claims, damages, costs, expenses, liabilities or judgments based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or any transaction contemplated hereby. The Company will pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by law upon receipt of any undertaking contemplated by Section 145(e) of the Delaware General Corporation Law ("DGCL"). Without limiting the foregoing, in the event of any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party, (i) the Indemnified Parties may retain counsel satisfactory to them and the Company, (ii) the Company shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, and (iii) the Company will use all reasonable efforts to assist in the defense of any such matter, provided that the Company shall not be liable for any settlement or any claim effected without such party's written consent, which consent, however, shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this (S)1.10, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify the Company (but the failure so to notify the Company shall not relieve it from any liability which it may have under this (S)1.10 except to the extent such failure prejudices such party), and shall deliver to the Company the undertaking contemplated by Section 145(e) of the DGCL. The Indemnified Parties as a group shall retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

     (b) For a period of five years after the Effective Time, the Company shall use its best efforts to contract and maintain in effect directors' and officers' liability insurance covering equally all directors, including the Independent Directors, on terms and in an amount not less than that provided to the directors of DNAP prior to the Effective Time (which policy may take the form of a policy covering the directors of ELM and majority owned subsidiaries thereof).

     (c) In the event that any of the Company or any of its successors and assigns consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers and conveys all or substantially all of its property and assets to any person, then, and in each case, proper provisions shall be made so that

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the successor and assigns of such Indemnifying Parties assume the obligations set forth in this (S)1.10.

     (d) The provisions of this (S)1.10 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and representatives, and may not be amended, altered or repealed without the written consent of all affected Indemnified Parties.

     (e)  Other than to cause the Company to carry out the terms of this
(S)1.10, ELM shall have no liability or obligation under this (S)1.10, including, without limitation, any obligation to advance funds to the Company for the purpose of enabling the Company to pay or satisfy any obligations arising under this (S)1.10.

        ARTICLE II - FURTHER ACQUISITIONS OF COMPANY SECURITIES BY ELM

     2.01 Purchase Limitation. Prior to the third anniversary of the date of this Agreement, ELM and its Affiliates shall not, directly or indirectly, purchase or otherwise acquire, or propose or offer to purchase or acquire, any Equity Security of the Company, whether by tender offer, market purchase, privately negotiated purchase, merger or otherwise. In addition, except as specifically provided in this Agreement, ELM and its Affiliates shall not solicit any proxies or form a "group" with any third party as such term is defined in (S)13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT").

     2.02 "Top Up" Rights. Notwithstanding the restrictions in (S)2.01 (Purchase Limitation), when any holder as of the Effective Time (not affiliated with ELM) of warrants or options to purchase capital stock of DNAP which have been assumed by the Company pursuant to Sections 2.5 and 2.6 of the Merger Agreement exercises such warrants or options and is issued shares of the Common Stock, ELM may make purchases in the open market or in privately negotiated transactions of such number of shares ("TOP-UP RIGHT") required to maintain its Voting Interest at the level held immediately prior to the exercise of the warrants or options referred to in this sentence. ELM's "VOTING INTEREST" means the percentage of votes for election of directors of the Company generally controlled directly or indirectly by ELM.

     2.03 Subscription Right. Notwithstanding the restrictions in (S)2.01 (Purchase Limitation), upon any issuance (except upon the exercise of warrants or options creating a Top-Up Right) by the Company (except to a person who is an Affiliate of ELM), by direct sale or as a result of a merger or otherwise, ELM has a right to purchase directly from the Company such amount of shares required to maintain its Voting Interest at the level held immediately before the issuance referred to in this sentence.

     2.04 Subscription Procedure. Any offer of securities required to be made to ELM pursuant to (S) 2.03 (Subscription Right) shall be made by notice in writing at least thirty (30) days prior to the date on which the Company intends to issue and sell such securities (the "SUBSCRIPTION NOTICE"). Such Subscription Notice shall set forth (i) the approximate number and type of securities proposed to be issued and sold to persons other than ELM and ELM Affiliates and the material terms of such securities, (ii) the proposed price or range of prices at which such securities are proposed to be sold and the terms of payment, (iii) the number of securities offered

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to ELM in compliance with the provisions of (S)2.03, and (iv) the proposed date of issuance and sale of such securities. Not later than ten (10) days after receipt of such notice, ELM shall notify the Company in writing whether it elects to purchase all or any portion of the securities offered to ELM pursuant to such Subscription Notice. If ELM elects to purchase any such securities, it shall be obligated to do so, and the securities that it shall have so elected to purchase shall be issued and sold to ELM by the Company at the same time and on the same terms and conditions as the securities that are issued and sold to third parties. If, for any reason, the sale of securities to the third parties is not consummated, ELM's election with regard solely to the issuance referenced in the Subscription Notice shall lapse.

     2.05 Termination of Top-Up and Subscription Rights. Both the Top-Up Right pursuant to (S)2.02 ("Top-Up" Rights) and the Subscription Right pursuant to
(S)2.03 (Subscription Right) shall terminate upon the sale or any other transfer of shares of Common Stock such that ELM in combination with its Affiliates no longer beneficially owns more than 50% of the Common Stock on a fully diluted basis.

     2.06 Tender Offer Exception. Notwithstanding the restrictions in (S)2.01 (Purchase Limitation), ELM or an ELM Affiliate may make a tender offer for 100% of the outstanding Common Stock; provided, however, that the majority of Independent Directors then in office make a determination that the tender offer is fair to the holders of the Company's Common Stock other than ELM and its Affiliates from a financial point of view.

     2.07 Acquisitions of 80.1%. Notwithstanding the restrictions in (S)2.01 (Purchase Limitation), ELM or an ELM Affiliate can acquire additional shares of the outstanding Common Stock so long as their aggregate beneficial ownership of Common Stock shall not exceed 80.1%.

            ARTICLE III - RESTRICTIONS ON TRANSFER OF COMMON STOCK

     3.01 Restrictions on Transfer of Common Stock. Until the third anniversary of the date of this Agreement, ELM agrees that it will not sell or otherwise transfer (for the purposes of this section, "TRANSFER" is intended in the broadest sense and specifically includes, without limitation, a pledge of such shares (other than a pledge of shares to secure ordinary course loan(s) from unaffiliated commercial lender(s) or other unaffiliated financing source(s)) and any assignment by operation of law, but shall not include a change-in-control of ELM) any shares of Common Stock except (i) a transfer to any entity that is directly or indirectly 51% or more owned and controlled by ELM, provided that such entity agrees in writing to assume all of ELM's obligations under this Agreement and performs such obligations, (ii) if it shall have become illegal for ELM to own its shares of Common Stock directly or indirectly or exercise fully its rights of ownership with respect to its shares of Common Stock, ELM may sell such shares as applicable law requires, (iii) pursuant to an unsolicited tender offer by a non-Affiliate of ELM, (iv) any sale or other transfer of Common Stock by ELM or an Affiliate of ELM which results in ELM together with its Affiliates beneficially owning less than 51% of the outstanding Common Stock (on a fully diluted basis) and all holders of Common Stock (other than ELM and its Affiliates) are given the opportunity to sell all of their Common Stock in the transaction on substantially the same terms per share as ELM (provided, that such holders have the opportunity to receive all of their consideration in cash), and (v) any sale so long as, after giving effect to such sale, ELM and its

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Affiliates shall beneficially own 51% or more of the outstanding Common Stock on a fully diluted basis.

                       ARTICLE IV - REGISTRATION RIGHTS

     4.01 Registration. (a) The Company agrees that, at any time after the third anniversary of the date of this Agreement (or such earlier date as it shall have become illegal for ELM to own Common Stock directly or indirectly or to exercise fully all rights of ownership with respect to its shares) and until the tenth anniversary of the date of this Agreement, upon the request of ELM, the Company will file a registration statement (a "REGISTRATION STATEMENT") under the 1933 Act as to the number of shares specified in such request (the "REGISTERED SHARES"); provided that, subject to (S)4.04 of this Agreement (Additional Conditions), the Company shall not be required to file more than two Registration Statements that become effective and remain effective for the period referred to in (S)4.01(b).

     (b) The Company agrees to use its best efforts (i) to have any registration of the Registered Shares declared effective as promptly as practicable after the filing thereof, and (ii) to keep such registration statement effective for a period (up to three months) sufficient to complete the distribution of the Registered Shares. The Company further agrees to supplement or make amendments to the Registration Statement, if required (w) to respond to the comments of the Securities and Exchange Commission, (x) by the registration form utilized by the Company for such registration or by the instructions applicable to such registration form, (y) by the 1933 Act or the rules and regulations thereunder, or (z) by ELM (or any underwriter for ELM) with respect to information concerning ELM or such underwriter or the plan of distribution to be utilized with respect to the Registered Shares. The Company agrees to furnish to ELM copies of any such supplement or amendment prior to its being used or filed with the Securities and Exchange Commission (the "SEC").

     4.02 Registration Procedures. Subject to the provisions of (S)4.01 of this Agreement (Registration) in connection with the registration of shares hereunder, the Company will as expeditiously as possible:

     (a) furnish to ELM, prior to filing of a Registration Statement, copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents in such quantities as ELM may reasonably request from time to time in order to facilitate the disposition of the Registered Shares:

     (b) use all reasonable efforts to register or qualify the Registered Shares under such other securities or Blue Sky laws of such jurisdictions as ELM reasonably requests and take any and all other acts as may be reasonably necessary or advisable to enable ELM to consummate the disposition in such jurisdictions of the Shares owned by ELM; provided that the Company will not be required to qualify but for this subsection (b), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

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     (c)  use all reasonable efforts to cause the Registered Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable ELM to consummate the disposition of such Shares;

     (d) notify ELM, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement or amendment contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registered Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (e) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registered Shares;

     (f) make available for inspection by ELM, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by any ELM or any such underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration; provided that (i) records and information obtained hereunder shall be used by such persons only to exercise their due diligence responsibility, and (ii) records or information which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in the Registration Statement, or
(y) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction. ELM shall use reasonable efforts, prior to any such disclosure, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the Registration Statement. ELM further agrees that it will, upon learning that disclosure of such Records or information is sought in a court of governmental authority, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records or information deemed confidential;

     (g) use all reasonable efforts to obtain a comfort letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by comfort letters as ELM reasonably requests;

     (h) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after

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the effective date of the registration, which earnings statement shall satisfy the provisions of (S)11(a) of the 1933 Act and Rule 158 thereunder; and

     (i) use all reasonable efforts to cause all Registered Shares to be listed on each securities exchange on which similar securities issued by the Company are listed.

     4.03 Conditions to Offerings. The obligations of the Company to take the actions contemplated by (S)4.01 (Registration) with respect to an offering of Shares shall be subject to the following conditions:

     (i) The Registered Shares shall constitute at least 10% of the outstanding Common Stock. If Registered Shares are to be distributed in an underwritten firm commitment offering, ELM shall have the right to select the investment banker or bankers and lead manager or managers to administer the offering and its or their counsel; provided that such lead manager or managers and such counsel must be reasonably satisfactory to the Company.

     (ii) There shall not have been an offering registered pursuant to (S)4.01 (Registration) within the immediately preceding twelve months.

     (iii) ELM shall conform to all applicable requirements of the 1933 Act and the 1934 Act with respect to the offering and sale of securities and advise each underwriter, broker or dealer through which any of the Registered Shares are offered that the Registered Shares are part of a distribution that is subject to the prospectus delivery requirements of the 1933 Act.

     The Company may require ELM to furnish to the Company such information regarding ELM or the distribution of the Registered Shares as the Company may from time to time reasonably request in writing, in each case only as required by the 1933 Act or the rules and regulations thereunder or under state securities or Blue Sky laws.

     ELM agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in (S)4.02(d) hereof, such holder will forthwith discontinue disposition of Registered Shares pursuant to the registration covering such Shares until ELM's receipt of the copies of the supplemented or amended prospectus contemplated by (S)4.02(d) hereof.

     4.04  Additional Conditions.   The Company's obligations pursuant to
(S)4.01 (Registration) shall be suspended if (i) the fulfillment of such obligations would require the Company to make a disclosure that would, in the reasonable good faith judgment of the Board, be detrimental to the Company because it is premature, (ii) the Company has filed a registration statement with respect to securities to be distributed in an underwritten public offering and it is advised by its lead or managing underwriter that an offering by ELM of the Registered Shares would materially adversely affect the distribution of such equity securities, or (iii) the fulfillment of such obligations would require the Company to prepare audited financial statements not required to be prepared for the Company to comply with its obligations under the 1934 Act as of any date not coincident with the last day of any fiscal year of the Company. Such obligations shall be reinstated (x) in the case of clause (i) above, upon the making of such disclosure by the Company (or, if earlier, when such disclosure would either no longer be necessary for the fulfillment of such obligations or no longer be detrimental, (y) in the case of clause (ii) above, upon the conclusion of any period during which the Company would not, pursuant to the terms of its underwriting arrangements, be permitted to sell the Registered Securities for its own account, and (z) in the case of clause (iii) above, as soon as it would no longer be necessary to prepare such financial statements to comply with the 1933 Act. The period during which ELM is required to sell its shares pursuant to (S)4.05 (Registration Expenses) shall be tolled for the duration of any suspension pursuant to this paragraph.

     4.05 Registration Expenses. All expenses incident to the performance of or compliance with this Article IV by the Company, including, without limitation, all fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registered Shares), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accounts (including the expenses of any comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company. The Company will not have any responsibility for any registration or filing fees payable under any federal or state securities or Blue Sky laws or for any of the expenses of the holders of Registrable Securities incurred in connection with any registration hereunder including, without limitation, underwriting fees, discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities, counsel fees of such holders and travel costs.

     4.06  Indemnification and Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, ELM, its directors and officers and each person who controls ELM (within the meaning of either the 1933 Act or the 1934
Act) against any and all losses, claims, damages, liabilities and expenses (including attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus (each as amended and or supplemented, if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances, under which they were made) not misleading, provided that the Company shall not be required to indemnify ELM or its officers, directors or controlling persons for any losses, claims, damages, liabilities or expenses resulting from any such untrue statement or omission if such untrue statement or omission is made in reliance on and conformity with any information with respect to such ELM or such other parties furnished to the Company by ELM or such other parties expressly for use therein. In connection with an underwritten offering, the Company will indemnify each underwriter thereof, the officers and directors of such underwriter, and each person who controls such underwriter (within the meaning of either the 1933 Act or 1934 Act) to the same extent as provided above with respect to the indemnification of ELM.

     (b) Indemnification by ELM. In connection with any registration in which ELM is participating, ELM will furnish to the Company in writing such information and affidavits with respect to ELM as the Company reasonably requests for use in connection with any such registration, prospectus, or preliminary prospectus and agrees to indemnify the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company (within the meaning of either the 1933 Act or the 1934 Act) to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished to the Company in writing by ELM expressly for use in the Registration Statement, the prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to (S)4.06(a) or
(S)4.06(b), such person (hereinafter called the indemnified party) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the indemnified parties, such firm shall be designated in writing by the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this (S)4.06(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding affected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or reasonably objected in writing, on the basis of the standards set forth herein, to the propriety of such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) Contribution. If the indemnification provided for in this (S)4.06 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this (S)4.06, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in (S)4.06(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this (S)4.06(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of (S)11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this (S)4.06, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
(S)4.06(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this (S)4.06(d).

     4.07 Rule 144. The Company covenants that it will file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as ELM may reasonably request, all to the extent required from time to time to enable ELM to sell Shares without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of ELM, the Company will deliver to ELM a written statement as to whether it has complied with such requirements.

     4.08 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to ELM in this Agreement.

     4.09 Determination by Independent Directors. Any determination required to be made by the Company under this Article IV shall be made by a majority of the Independent Directors then in office.

                  ARTICLE V - REPRESENTATIONS AND WARRANTIES

     5.01 Representations of the Company. (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company.

     (b) The execution, delivery and performance by the Company of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority, other than (i) compliance with any applicable requirements of the 1934 Act; (ii) compliance with any applicable requirements of the 1933 Act; and (iii) compliance with any applicable foreign or state securities or Blue Sky laws.

     (c) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of the Company, and (ii) assuming compliance with the matters referred to in (S)4.01(b), contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the company.

     5.02 Representations of ELM. (a) The execution, delivery and performance by ELM of this Agreement and the consummation by ELM of the transactions contemplated hereby are within ELM's corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of ELM.

     (b) The execution, delivery and performance by ELM of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority, other than (i) compliance with any applicable requirements of the 1934 Act; (ii) compliance with any applicable requirements of the 1933 Act; and (iii) compliance with any applicable foreign or state securities or Blue Sky laws.

     (c) The execution, delivery and performance by ELM of this Agreement and the consummation by ELM of the transactions contemplated hereby do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of ELM, and (ii) assuming compliance with the matters referred to in (S)4.01(b), contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to ELM.

                          ARTICLE VI - MISCELLANEOUS

     6.01 Notices. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) sent by prepaid overnight courier service, or (iii) sent by telecopy or facsimile transmission, answer back requested, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice:

     if to ELM:

        c/o Pulsar Internacional, S.A. de C.V.
        Edificio Torrealta
        Av. Roble 300 Mezzanine
        66265 Garza Garcia, N.L.
        Mexico
        Attention: Lic. Alejandro Sanchez
        Telefax:  011-528-335-6993

     if to the Company:

        DNAP Holding Corporation
        6701 San Pablo Avenue
        Oakland, California 94608
        Attention: Carlos Herrera, Chief Executive Officer
        Telefax: (510) 450-9395

     in each case, with a copy to each Independent Director at their address as reflected in the Company's records.

Such notices, requests, demands, and other communications shall be effective upon actual receipt by the intended recipient.

     6.02 Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by ELM and Company, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that no such amendment or waiver shall be effective without the approval of a majority of the Independent Directors.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     6.03 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto except that, ELM may assign its rights to any transferee of its shares permitted under clauses (i) and (iii) of (S)3.01 (Restrictions on Transfer of Common Stock).

     6.04 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware.

     6.05 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

     6.06 Specific Performance. The Company acknowledges and agrees that ELM's and the Company's respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agrees that, in the event of a breach or threatened breach by the Company or ELM of the provisions of this Agreement, in addition to any remedies at law, ELM and the Company, respectively, without posting any bond shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

     6.07 Termination. Except for the provisions of Article IV, the provisions of (S)1.07 pertaining to Robert Serenbetz and the provisions of (S)1.10, which provisions shall survive for the periods set forth therein, this Agreement shall terminate upon the first to occur of (i) ELM and its Affiliates becoming the beneficial owner of 100% of the voting stock of the Company, and (ii) the day immediately preceding the 1999 annual meeting of Company stockholders, which annual meeting shall be held no earlier than May 1, 1999.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     EMPRESAS LA MODERNA, S.A. DE C.V.

                                     By:  /s/  FRANCISCO GONZALEZ
                                        ----------------------------------
                                     Name:  Francisco Gonzalez
                                          --------------------------------
                                     Title:   Attorney-in-Fact
                                           -------------------------------


                                     DNAP HOLDING CORPORATION

                                     By:  /s/  CARLOS HERRERA
                                        ----------------------------------
                                     Name:  Carlos Herrera
                                          --------------------------------
                                     Title:   Chief Executive Officer
                                           -------------------------------